The Prudential Insurance Company of America
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated July 1, 2011
to Prospectuses dated May 1, 2011 for

PruLife® Custom Premier Variable Universal Life Contracts
PruLife® Custom Premier II Variable Universal Life Contracts
MPremierSM Variable Universal Life Contracts
VUL ProtectorSM Variable Universal Life Contracts
Variable Appreciable Life® Insurance Contracts

The following paragraph replaces the last paragraph (second paragraph for MPremierSM Variable Universal Life) in the "Surrender of a Contract" section of your prospectus:

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

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